UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT

7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814

(Name and Address of Agent for Service)

Copy to:

ROBERT J. ZUTZ, ESQ.

K&L Gates LLP
1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1.           Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2008

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Viking Fund Distributors, LLC
1900 M Street, N.W., Suite 600	116 1st Street, S.W., Suite C
Washington, D.C. 20036	Minot, ND 58701
(866) 884-5968	(800) 933-8413

December 22, 2008

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for its fiscal year ended October 31, 2008 was -30.55%. The Fund’s net asset value (“NAV”) at October 31 was $12.34 per share (net of a $0.12 per share income distribution). Although the Fund’s returns over the past fiscal year were disappointing, the Fund outperformed both the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”). Since inception the Fund has also outperformed both the S&P 500 and the NASDAQ. The Fund’s results for its 2008 fiscal year, for five years, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.

	Fiscal Year November 1, 2007 – October 31, 2008	Annualized Return Five Years November 1, 2003 – October 31, 2008	Annualized Return From Inception December 10, 1999 – October 31, 2008
Meehan Focus Fund	-30.55%	0.87%	1.28%
S&P 500 Total Return Index**	-36.10%	0.26%	-2.48%
NASDAQ* *	-35.33%	-2.57%	-7.94%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.17%.

__________________________________

* The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

The credit driven bear market showed signs of stabilizing over the summer only to become a panic in the fall on the heels of Lehman Brothers’ bankruptcy filing and Federal takeovers of Fannie Mae, Freddie Mac, and AIG. The panic sent the market to its worst percentage losses since the 1930s and market valuations fell to the levels last seen in 1997. The combined impact of frozen credit markets and massive deleveraging was felt in all corners of the market; all ten sectors of the S&P are down year to date.

The Federal Reserve has shown no hesitation in acting to revive the credit markets and halt the economy’s slide. On December 16, 2008, the Fed announced its tenth rate cut since the onset of the credit crisis, dropping the Fed Funds rate from 1% to an all-time low range of zero to 0.25%. The Fed also stated it would employ “all available tools” to stem the economic downturn, including the purchase of up to $600 billion of debt issued or guaranteed by government-backed mortgage businesses, and the expansion of a program that provides direct loans to damaged financial institutions.

Congress also has acted, passing the Troubled Asset Relief Program (TARP) in October. TARP created a $700 billion fund aimed at stabilizing the financial system by providing needed capital to troubled banks. To date the Treasury has deployed almost $350 billion of the fund, primarily to shore up troubled financial institutions and get them lending again. While it may take some time, we believe these efforts, combined with additional stimulus measures being discussed, will get the economy growing again.

As painful as market losses have been this year, discipline and patience remain critical to investing success. Research shows that owning stocks during a recession may pay off. In previous recessions major gains occurred six months after hitting a recession low and even greater gains occurred a year later. Those who hold or purchase stocks during a recession historically have been well rewarded in the years that followed, and we believe the same will be true this time.

We are hopeful that the market has plumbed its low and believe that market returns will be positive in 2009. However, with a still shaky financial system and deteriorating conditions in the overall economy, the market could go lower before a sustained rally begins.

We added several stocks to the Fund’s portfolio over the past six months including the world’s largest mobile phone manufacturer, Nokia, and leading credit card company, American Express. Two other additions, managed care company WellPoint and construction and mining equipment maker Terex, are discussed in more detail below.

We exited or reduced positions in several stocks over the past six months. We sold the majority of our General Mills shares at a substantial gain when they approached what we considered full valuation. Barclays Bank and MBIA were sold at losses after we concluded that damage inflicted by the credit crisis had materially impaired their future earning prospects. International Game Technology (“IGT”) was also sold at a loss. A slowdown in the gaming industry, which caused casinos and other operators to delay machine upgrades, combined with increased competition, led to a sharp decline in IGT’s earnings. With casinos and other IGT customers likely to suffer well into next year, we decided to sell our shares and redeploy the proceeds to stocks better positioned to ride out the recession.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2008. Our Fund held 36 stocks, and over 88% of the Fund’s assets were invested in 25 companies.Our top 10 holdings, which represented more than 51% of the Fund’s portfolio, were as follows:

	Company	% of Fund
1.	Berkshire Hathaway Inc., Class B	13.5
2.	Nestlé SA ADR	5.1
3.	Diageo PLC ADR	5.0
4.	Fastenal Co.	4.5
5.	Anheuser Busch Cos., Inc.	4.0
6.	Novartis AG ADR	3.9
7.	Johnson & Johnson	3.9
8.	American Express Company	3.9
9.	Devon Energy Corp.	3.7
10.	Automatic Data Processing, Inc.	3.7
		51.2

Seven of our top ten holdings show gains since we purchased them, with Novartis, Johnson & Johnson, and American Express being the exceptions. Our largest gains, in dollar terms, are in Berkshire Hathaway, Devon, and Progressive, all long-term Fund holdings. However, Novartis, Johnson & Johnson, and American Express are all solid companies with strong positions in their respective industries, and we believe that as the economy and markets recover they will generate positive returns for the Fund.

Our best performing stocks over the past six months were Anheuser Busch, General Mills, and Amgen. Their performance over this time period, however, was outweighed by that of our weakest performers: YRCW, CarMax, and IGT. Small cap trucking company YRCW has been hammered by declining shipping volumes but is taking significant and necessary steps to reduce costs and ride out the recession. YRCW’s fortunes should improve as the economy recovers. CarMax has been punished by plummeting vehicle sales and tight credit. When the economy and vehicle sales recover, we believe that CarMax’s competitive advantages make it well-positioned to benefit.

Brief Discussion of Three of Our Top Holdings

	Average Cost Per Share	October 31, 2008 Market Price per Share	Percent Increase (Decrease)
Nestlé SA ADR	$31.56	$38.45	21.8%
WellPoint, Inc.	$53.74	$38.87	(27.7%)
Terex Corp.	$16.67	$16.69	0.1%

Recent Price	$37.20
Market Cap.	$36.6b

Forward P/E	13.3
Price/ Sales	1.6

Price/ Book	3.1

Return on Equity	22.1%
Dividend Yield	2.0%

Nestlé S.A. ADR

Swiss-based Nestlé, with annual sales of more than $89 billion, is the world’s largest food and beverage company. Most U.S. consumers are probably familiar with its candy brands Nestlé’s Crunch, Kit Kat, and Butterfinger, but this is only a small sampling of Nestlé’s extensive product line up. Nestlé’s other brands include Nescafe and Taster’s Choice coffee; Perrier, Poland Spring, and Deer Park water; Nestea and Carnation beverages; Dreyer’s and Edy’s ice cream; Stouffer’s, Lean Cuisine, and Hot Pockets frozen foods; and Purina pet foods.

We added Nestlé to the Fund’s portfolio in early 2006, attracted by its scale and strong brands, qualities that help Nestlé to earn valuable shelf space. Nestlé’s top 25 brands each generate more than $1 billion in annual sales and account for 70% of its revenue. Nestlé has a strong presence in both the mature markets of North America and Europe and in the faster growing developing countries.

Nestlé’s shares have held up far better than the overall market over the past year. Its strong product portfolio and global presence enabled it to post internal sales growth of 8.9% through the first nine months of 2008. Internal sales growth, along with cost cutting initiatives, are two of management’s stated strategic priorities in a slowing global economy. Nestlé believes its faster growing nutritional products will be a major contributor to achieving its growth targets.

Nestlé has averaged high-teens returns on equity, and in 2007 generated a substantial $7 billion in free cash flow. The company is also financially strong, holding a triple A credit rating. In addition, management has stated that proceeds of the $39 billion sale of Alcon, announced in April, will be used to repurchase up to $21 billion of Nestlé’s shares and pay down debt.

We are happy to hold shares of a company with Nestlé’s quality product portfolio, global reach, and financial strength and expect Nestlé will remain one of the Fund’s core holdings.

Recent Price	$15.70
Market Cap.	$1.5b

Forward P/E	4.5
Price/ Sales	0.2

Price/ Book	0.7

Return on Equity	29.3
Dividend Yield	N/A

Terex Corp.

Headquartered in the U.S., Terex is one of the largest manufacturers of construction and mining equipment in the world. Its products include cranes, excavators, aerial work platforms, and off-highway trucks. Terex has a diversified product lineup, and 70% of its $10.4 billion in sales come from outside the U.S., including 22% from developing markets.

We began buying Terex in October when its shares were down 70% in a broad sell-off of cyclical industry stocks. The contraction in construction and mining activity has dented Terex’s profits, but it should still post solid earnings in 2008. We consider Terex a prime example of the good being punished with the bad in this bear market. Trading at approximately two and one-half times trailing earnings and less than five times estimated 2009 earnings, we think its valuation provides a significant margin of safety.

Terex possesses a strong management team. Senior executives have long tenure with the company and many years of experience in the industry. One of management’s best decisions was to focus on niche product lines not offered by larger competitors like Caterpillar and Komatsu. As a result, Terex holds number one or two positions in many of its product lines.

Management has been proactive in addressing issues arising from the global economic slowdown and has stated that its top priorities in the current environment are cash preservation, liquidity, and cost reduction. Terex is delaying capital expenditures, has suspended stock buybacks, and is wringing costs from operations to boost margins. It has little exposure to the U.S. housing market and a strong order backlog, and we believe Terex is poised to benefit from an anticipated increase in infrastructure spending.

With $500 million of cash and only $1.5 billion of debt on its balance sheet at the end of the third quarter, Terex is financially sound. Only a small portion of its debt matures over the next five years, meaning it has no near-term need to tap the tight credit markets. Terex is also highly profitable. It has generated strong, consistent cash flows, and returns on equity have averaged approximately 20% over the past five years.

Terex is an excellent example of the type of opportunity we are finding in this market. It has a defensible niche position in an industry with solid long-term growth prospects, an experienced management team, high levels of profitability, and a strong balance sheet. At its current valuation Terex is one of the cheapest high quality stocks we’ve seen and we believe it will generate strong returns for the Fund over the long term.

Recent Price	$40.49
Market Cap.	$20.5b

Forward P/E	7.0
Price/ Sales	0.4

Price/ Book	1.0

Return on Equity	13.3%
Dividend Yield	N/A

WellPoint, Inc.

Created by the mergers of Anthem, WellPoint Health Plans, and WellChoice, WellPoint is the largest managed care company in the U.S. with more than 35 million members. In addition to traditional health insurance products, WellPoint offers specialty products and services including disease management, life and disability insurance, and the nation’s fourth largest pharmacy benefits manager.

The market punished WellPoint in the spring when rising medical costs forced it to twice lower its earnings guidance. WellPoint occupies a strong position in the managed health care industry, and we considered the 40% share-price decline an opportunity to buy a strong company at a discounted price.

One of WellPoint’s primary strengths is scale, a critical attribute in the competitive managed care industry. Scale confers bargaining power with health care providers, allows fixed costs to be spread over a larger base, reducing per member costs, and makes the company attractive to large employers with operations spread across the country. WellPoint also benefits from its status as the exclusive licensee of the highly respected Blue Cross and/or Blue Shield in 14 states including California, Georgia, New York, and Ohio.

WellPoint has a solid balance sheet and is currently on pace to generate a healthy $2.6 billion of operating cash flow in 2008. Third quarter earnings were $1.60 per share compared with $1.45 in the year-ago quarter. With recession and rising unemployment likely to slow membership and earnings growth into 2009, management has stated that it is focused on controlling health care costs and boosting profitability.

WellPoint currently trades at a trailing price/earnings ratio of less than 8, well below its historical range. We believe WellPoint has important competitive advantages that should enable it to generate strong earnings growth and a rising stock price over the long term.

Sources for charts and text: Morningstar, Value Line, Standard and Poor’s, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Administrative Matters

We are pleased to announce that the Fund’s Advisor, Edgemoor Investment Advisors, is moving its office location effective January 1, 2009. Washington is a wonderful place to work, but we have outgrown our space here and were fortunate to find an ideal new site in nearby Bethesda, Maryland. Our new address will be 7250 Woodmont Avenue, Suite 315, Bethesda, Maryland, 20814, and our new phone number is (301) 543-8881.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the fund’s symbol (MEFOX) into most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index*

$16,500
$15,500
$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
$11,196
$8,000
$4,788
12/10/99
6/30/2000
12/30/2000
6/30/2001
12/30/2001
6/30/2002
12/30/2002
6/30/2003
12/30/2003
6/30/2004
12/30/2004
6/30/2005
12/30/2005
6/30/2006
12/30/2006
6/30/2007
12/30/2007
6/30/2008
Meehan Focus Fund
S & P 500 Total Return Index
NASDAQ Composite Index

	Annualized Total Return**

	One Year Ending 10/31/08	Five Years Ending 10/31/08	Since Inception (12/10/99)***
Meehan Focus Fund	-30.55%	0.87%	6.23%
S&P 500 Total Return Index	-36.10%	0.26%	2.89%
NASDAQ Composite Index	-35.33%	-2.57%	-2.86%

Past performance is not predictive of future performance.The above presentation is unaudited.

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund, while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally, and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

***  The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period of May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 - October 31, 2008
Actual	$1,000.00	$ 749.16	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
*Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (366) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008
	Number	Market
	of Shares	Value
COMMON STOCK -- 96.9%
Conglomerates
Berkshire Hathaway, Inc., Class B *	1,000	$ 3,840,000
3M Company	10,000	643,000
Total Conglomerate -- 15.7%		4,483,000

Consumer Discretionary
Anheuser-Busch Companies Inc.	18,500	1,147,555
Avon Products Inc.	20,000	496,600
Carmax, Inc. *	56,000	594,720
Diageo	23,000	1,430,370
Liberty Media Hldg Corp Interactive *	17,500	85,400
Time Warner	20,000	201,800
Total Consumer Discretionary -- 13.9%		3,956,445

Consumer Staples
General Mills, Inc.	2,000	135,480
Procter & Gamble	16,000	1,032,640
Nestle	37,500	1,441,875
Total Consumer Staples -- 9.1%		2,609,995

Energy
Devon Energy Corp.	13,000	1,051,180
Total Energy -- 3.7%		1,051,180

Financial
American Express Inc.	40,000	1,100,000
Bank of America Corp.	23,000	555,910
Progressive Corp.	28,000	399,560
Wesco Financial Corp.	2,200	725,978
Total Financial -- 9.8%		2,781,448

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008
	Number	Market
	of Shares	Value
Health
Amgen Inc. *	7,000	$ 419,230
Biogen *	6,000	255,300
Johnson & Johnson	18,000	1,104,120
Novartis	22,000	1,121,780
Pfizer, Inc.	25,000	442,750
Wellpoint Inc.*	20,000	777,400
Total Health -- 14.4%		4,120,580

Industrials
Fastenal Co.	32,000	1,288,320
Terex Corp.*	40,000	667,600
Total Industrials -- 6.9%		1,955,920

Information Technology
Cisco Systems, Inc.*	31,000	550,870
ECM Corp.*	40,000	471,200
Nokia Corp.	62,000	941,160
Total Information Technology -- 6.9%		1,963,230

Materials
Alcoa Inc.	7,500	86,250
Methanex Corp.	18,983	223,810
Total Materials -- 1.1%		310,060

Services
Automatic Data Processing, Inc.	30,000	1,048,500
Liberty Media Entertainment*	14,000	225,400
Sysco Corp.	40,000	1,048,000
United Parcel Service Inc.	15,000	791,700
Western Union Company	57,000	869,820
YRC Worldwide Inc.*	52,000	238,160
Total Services -- 14.8%		4,221,580

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008
	Number	Market
	of Shares	Value
Utilities
AES Corp. *	21,250	$ 169,362
Total Utilities -- 0.6%		169,362

TOTAL COMMON STOCK (Cost $28,551,303)		$ 27,622,800

SHORT TERM INVESTMENTS -- 5.3%
First Western Bank Collective Asset Fund (0.75%)	1,149,980	1,149,980
TOTAL SHORT TERM INVESTMENTS (Cost 1,149,980)		$ 1,149,980

TOTAL INVESTMENTS (Cost $29,701,283) -- 100.9%		28,772,780
OTHER ASSETS LESS LIABILITIES -- (0.9%)		(255,468)

NET ASSETS -- 100.0%		$ 28,517,312

* Non-income producing investments

The accompanying notes are an integral part of the financial statements.

(% of Net Assets)
for the Meehan Focus Fund
October 31, 2008

Conglomerates	16%
Consumer Discretionary	14%
Consumer Staples	9%
Energy	4%
Financial	10%
Health	14%
Industrials	7%
Information Technology	7%
Materials	1%
Services	15%
Utilities	1%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

Assets:
	Investments, at market (cost $29,701,283) (Note 1)	$28,772,780
	Receivables:
	Dividends and interest	11,931
	Total assets	28,784,711

Liabilities:
	Payables:
	Due to advisor (Note 4)	28,226
	Income Dividends Payable	239,173
	Total liabilities	267,399

Net Assets		$28,517,312

Net Assets consist of:
	Common stock (100,000,000 shares of $.0001 par value authorized, 2,311,275 shares outstanding) (Note 2)	$231
	Additional capital paid-in	29,525,720
	Accumulated net realized gain(loss) on investments	(80,136)
	Net unrealized appreciation(depreciation) on investments	(928,503)

Net Assets, for 2,311,275 shares outstanding		$28,517,312

Net Asset Value, offering per share *		$12.34

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2008

Investment Income:
Interest	$36,145
Dividends	669,852
Total investment income	705,997

Expenses:
Investment advisory fees (Note 4)	340,354
Service fees (Note 4)	94,543
Total expenses	434,897

Net investment income (loss)	271,100

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(80,136)
Net change in unrealized appreciation (depreciation) on investments	(12,972,510)
Net gain (loss) on investments	(13,052,646)

Net increase (decrease) in net assets resulting from operations	$(12,781,546)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Increase in Net Assets
Operations:
Net investment income (loss)	$271,100	$88,638
Net realized gain (loss) on investments	(80,136)	2,086,259
Net change in unrealized appreciation
(depreciation) on investments	(12,972,510)	3,958,519
Net increase (decrease) in net assets
resulting from operations	(12,781,546)	6,133,416

Distributions to Shareholders From:
Capital Gains	0	(2,086,259)
Net investment income	(271,100)	(88,638)
Total distributions to shareholders	(271,100)	(2,174,897)

Increase in net assets from Fund
share transactions (Note 2)	1,338,879	1,858,691

Increase (Decrease) in net assets	(11,713,767)	5,817,210

Net Assets:
Beginning of period	40,231,079	34,413,869
End of period	$28,517,312	$40,231,079

Undistributed net investment income included in net assets	$-	$-

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout each Period)

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value, Beginning of Period	$17.93	$16.14	$14.50	$13.55	$12.78

Investment Operations:
Net investment income (loss)	0.12	0.04	(0.01)	0.01	(0.06)
Net realized and unrealized gain (loss) on
investments	(5.59)	2.72	1.91	0.95	0.83
Total income (loss) from investment	(5.47)	2.76	1.90	0.96	0.77
operations

Distributions:
From Capital Gains	-	(0.93)	(0.26)	-	-
From net investment income	(0.12)	(0.04)	-	(0.01)	-
Total distributions	(0.12)	(0.97)	(0.26)	(0.01)	-

Net Asset Value, End of Period	$12.34	17.93	$16.14	$14.50	$13.55

Total Return	-30.55%	17.10%	13.10%	7.08%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$28,517	40,231	$34,414	$30,070	$27,493
Ratio of expenses to average net assets	1.15%	1.36%	1.41%	1.50	1.50%
Ratio of net investment income
to average net assets	0.72%	0.23%	(0.08)%	0.05%	(0.47)%
Portfolio turnover rate	35.92%	19.48%	23.99%	29.96%	22.66%

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as “other expense”.

c) Distributions to Shareholders—Distributions to shareholders are reported by the Fund on the ex-dividend date. Dividends from net investment income and distributions of net realized

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)

capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities – The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other—Income and expenses are recorded on the accrual basis. Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.     CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the year ended October 31, 2008 were as follows:

	Shares	Amount
Sold	147,876	$2,283,872
Reinvestments	123,143	2,206,824
Redeemed	(203,009)	(3,151,817)
Net Increase	68,010	$1,338,879

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

2.     CAPITAL SHARE TRANSACTIONS-(continued)

Transactions in shares of the Fund for the year ended October 31, 2007 were as follows:

	Shares	Amount
Sold	177,979	$ 3,073,426
Reinvestments	34,342	554,277
Redeemed	(101,624)	(1,769,012)
Net Increase	110,697	$ 1,858,691

3.     INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2008, were as follows:

Purchases	$12,984,306

Sales	14,228,895

At October 31, 2008, unrealized appreciation(depreciation) of investments for tax purposes was as follows:

Appreciation	$ 826,286
Depreciation	(1,754,789)

Net appreciation(depreciation) on investments	$ (928,503)

At October 31, 2008, the cost of investments for federal income tax purposes was $29,701,283.

4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the year ended October 31, 2008, the Advisor received fees of $340,354.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(continued)

the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the year ended October 31, 2008, the Advisor received fees of $94,543.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Viking Fund Management, LLC (“Viking”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2009.

One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007
Distributions from ordinary income	$ 271,100	$ 88,638
Distributions from Long-Term Capital Gains	-	2,086,259

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 0
Unrealized appreciation(depreciation) of securities	(928,503)
Capital Loss Carryforward	*(80,136)
$(1,008,639)

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL-(continued)

*The fund has unexpired capital loss carry forward for tax purposes as of October 31, 2008 totaling $80,136, which may be used to offset capital gains. The capital loss carry forward amounts will expire in each of the years ending October 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$80,136

6.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective for its current fiscal year. The implementation of the standard did not impact the amounts reported in the financial statements, however, the following additional disclosure is required about the inputs used to develop the measurements of fair value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical securities
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2008

6.     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS-(continued)

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2008.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$28,772,780

Level 2 – Other Significant Observable Inputs	-

Level 3 – Significant Unobservable Inputs	-

Total	$28,772,780

In March 2008, FASB issued SFAS No. 161 Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. The standard is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

DIRECTORS AND OFFICERS as of October 31, 2008

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (68) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:

President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (68) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:

Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (69) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:

Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2008 – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (45) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Vice President & Treasurer	Since 2002	N/A	None
Principal Occupation During Past 5 years:

Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Investment Advisors, Inc., January 2005 to December 2005 ; Vice-President, Edgemoor Investment Advisors, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.

R. Jordan Smyth, Jr. (42) 1900 M Street, N.W. Suite 600 Washington, D.C. 20036	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:

Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Investment Advisors, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Fund during the period to all Directors totaled $10,000. Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr. qualify as “interested persons” of the Company as that term is defined by the Investment Company Act of 1940, as amended. Each is affiliated with the Advisor.

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This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders

October 31, 2008

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments as of October 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2008 and 2007, and the financial highlights for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2008 and 2007, and the financial highlights for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota, USA
December 12, 2008

Item 2.           Code of Ethics

As of the end of the fiscal period October 31, 2008, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Company has not made any amendments to its code of ethics during the covered period. The Company has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.           Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4.           Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Brady Martz & Associates, P.C. (“BMA”) for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $7,100 for the fiscal period ended October 31, 2007, and $7,400 for the fiscal period ended October 31, 2008.

(b) Audit-Related Fees

The aggregate fees BMA billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $610 for the fiscal period ended October 31, 2007 and $1,332 for the fiscal period ended October 31, 2008. These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation. The aggregate fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2007 and $0 for the fiscal period ended October 31, 2008.

(c) Tax Fees

The aggregate tax fees BMA billed to the Company for tax compliance, tax advice, and tax planning services were $600 for the fiscal period ended October 31, 2007 and $795 for the fiscal period ended October 31, 2008. The aggregate tax fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2007 and $0 for the fiscal period ended October 31, 2008.

(d) All Other Fees

For the fiscal periods ended October 31, 2007 and October 31, 2008, the Company paid BMA no other fees. The aggregate fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2007 and $0 for the fiscal period ended October 31, 2008.

(e) The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company. The Company’s Audit Committee pre-approved all fees described above which BMA billed to the Company.

(f) Less than 50% of the hours billed by BMA for auditing services to the Company for the fiscal period ended October 31, 2008, were for work performed by persons other than full-time, permanent employees of BMA.

(g) The aggregate non-audit fees billed by BMA to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $0 for the fiscal period ended October 31, 2007 and $0 for the fiscal period ended October 31, 2008.

(h) The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5.      Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.      Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.      Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.      Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of January 9, 2009.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.     Exhibits

(a)(1)     Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)     The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)     Not applicable to the Company.

(b)     The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.

Date:     January 9, 2009

 /s/ Thomas P. Meehan

Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:     January 9, 2009

 /s/ Thomas P. Meehan

Thomas P. Meehan
Principal Executive Officer

Date:     January 9, 2009

 /s/ Paul P. Meehan

Paul P. Meehan
Principal Financial Officer